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                                  EXHIBIT 23(B)





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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Wall Street Deli, Inc.
Birmingham, Alabama


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 7, 1998, relating to the consolidated financial statements of Wall Street Deli, Inc. appearing in the Company's Annual Report on Form 10-K for the fiscal year ended June 27, 1998.



                                        BDO Seidman, LLP


Memphis, Tennessee
December 22, 1998





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